Concentration and Credit Risks	9 Months Ended
Sep. 30, 2011
Risks and Uncertainties [Abstract]
Concentration Risk Disclosure [Text Block]
NOTE 16 – CONCENTRATION AND CREDIT RISKS

As of September 30, 2011 and December 31, 2010, the Company held cash in the PRC banks of $14,624,060 and $12,867,137, respectively that is uninsured by the government authority. To limit exposure to credit risk relating to deposits, the Company primarily place cash deposits only with financial institutions in the PRC with acceptable credit rating.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Customers

Three customers and two customers accounted for approximately 100% of the Company’s revenue during the three months periods ended September 30, 2011 and 2010. Three customers and two customers accounted approximately 100% of the Company’s revenue during the nine month periods ended September 30, 2011 and 2010. At September 30, 2011 and December 31, 2010, these customers represented 24.3% and 0% of the Company's total accounts receivable as of September 30, 2011 and December 31, 2010, respectively.

Suppliers

Four suppliers accounted approximately for 84.8% and 76.9% during the three month and nine month periods ended September 30, 2011 respectively, the Company’s purchases. The Company did not have any supplier accounted for more than 10% of its total purchase during the three month and nine month periods ended September 30, 2010. The Company did not have accounts payable as of September 30, 2011 and December 31, 2010 to these suppliers.